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                          SECURITIES PURCHASE AGREEMENT

                                      Among

                               HEALTHAXIS.COM, INC.

                                       and

                       THE PURCHASERS LISTED ON SCHEDULE I


                          Dated as of December 3, 1999



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                          SECURITIES PURCHASE AGREEMENT


                  THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is dated as of December 3, 1999, among HealthAxis.com, Inc., a Pennsylvania corporation (the "Company"), and the various purchasers identified and listed on Schedule I hereto (each referred to herein as a "Purchaser" and, collectively, the "Purchasers").

                  WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D as promulgated by the United States Securities and Exchange Commission (the "Commission") under
Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act");

                  WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchasers, and the Purchasers desire to acquire from the Company, that number of shares of the Company's common stock, no par value per share (the "Common Stock"), as set forth in Schedule I hereto (the "Shares"), at a price of $15.00 per share; and

                  WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form of Exhibit A attached hereto (the "Registration Rights Agreement") pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

                  NOW THEREFORE, in consideration of the promises and mutual covenants and agreements hereinafter, the Company and the Purchasers hereby agree as follows:


                                   ARTICLE I.

                         PURCHASE AND SALE OF THE SHARES

         1.1 Purchase and Sale. Subject to the terms and conditions set forth herein, the Company shall issue and sell to each Purchaser, and each Purchaser, severally and not jointly, shall purchase from the Company on the Closing Date (as defined below), that number of Shares as set forth for such Purchaser on
Schedule I.

         1.2 The Closing. The closing of the purchase and sale of the Shares (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 590 Madison Avenue, New York, New York 10022, or by transmission by facsimile and overnight courier, immediately following the execution hereof or such later date or different location as the parties shall agree, but not prior to the date that the conditions set forth in Section 4.1 have been satisfied or waived by the appropriate party (the "Closing Date"). At the
Closing:

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             (i) Each Purchaser shall deliver, as directed by the Company, its portion of the purchase price as set forth next to its name on Schedule I in United States dollars in immediately available funds to an account or accounts designated in writing by the Company;

             (ii) The Company shall deliver to each Purchaser, within three (3) Business Days following the Closing Date, a stock certificate or certificates, in definitive form, registered in the name of such Purchaser, representing the number of Shares purchased by such Purchaser, as set forth on Schedule I hereto; and

             (iii) The parties shall execute and deliver each of the documents referred to in Section 4.1 hereof.


                                  ARTICLE II.

                         REPRESENTATIONS AND WARRANTIES

         2.1 Representations, Warranties and Agreements of the Company. The Company hereby makes the following representations and warranties to each of the
Purchasers:

             a. Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Except as set forth on Schedule 2.1(a), the Company has no subsidiaries (collectively, the "Subsidiaries"). Each of the Subsidiaries (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns the majority of such entity's capital stock or holds an equivalent equity or similar interest) is a corporation duly incorporated, validly existing and in good standing, or subsisting, as the case may be, under the laws of the jurisdiction of its incorporation or organization (as applicable), with the full corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of any of this Agreement or the Transaction Documents (as defined in Section 2.1(b)) or any of the transactions contemplated hereby or thereby, (y) have or result in a material adverse effect on the results of operations, assets, prospects, or financial condition of the Company and its Subsidiaries, taken as a whole or (z) adversely affect the Company's ability to perform fully its obligations under any Transaction Document (any of (x), (y) or (z), being a "Material Adverse Effect").

             b. Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and the Registration Rights Agreement (collectively, the "Transaction Documents"), and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further action is required by the Company, its Board of Directors or its stockholders. Each of the Transaction Documents has been duly executed by the Company and when delivered in accordance with the terms hereof, assuming due authorization, execution and delivery by the other parties thereto, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws (including insurance related laws and regulations) relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application, except that rights to indemnification and contribution may be limited by Federal or state securities laws or public policy relating thereto.

             c. Capitalization. As of the date hereof, the authorized capital stock of the Company is as set forth in Schedule 2.1(c). All of such outstanding shares of capital stock have been, or upon issuance will be, validly authorized and issued, fully paid and nonassessable and were issued pursuant to valid exemptions from the Securities Act. Except as disclosed in Schedule 2.1(c), (i) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, (ii) there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, or giving any Person (as defined below) any right to subscribe for or acquire, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, (iii) there are no outstanding debt securities of the Company or any of its Subsidiaries, (iv) there are no outstanding securities of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, (v) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the sale of the Shares, (vi) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement and (vii) no Person (as defined below) or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or has the right to acquire by agreement with or by obligation binding upon the Company beneficial ownership of in excess of 5% of the Common Stock other than Provident American Corporation ("Provident"), parent company of the Company, and UICI. "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

             d. Authorization, Validity and Issuance of Shares. The Shares are and will at all times hereafter continue to be duly authorized, validly issued, fully paid and non-assessable, free and clear of all liens, encumbrances and Company rights of first refusal, other than liens and encumbrances created by the Purchasers (collectively, "Liens") and will not be subject to any preemptive or similar rights, except for Liens or preemptive or similar rights which have been waived. The issuance by the Company of the Shares is exempt from registration under the Securities Act.

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             e. No Conflicts. The execution, delivery and performance of each of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company's Amended and Restated Certificate of Incorporation, as amended and as in effect on the date hereof
(the "Certificate of Incorporation") and the Company's Bylaws, as in effect on the date hereof (the "Bylaws") or other organizational documents of the Company or any of the Subsidiaries, (ii) subject to obtaining the consents referred to in Section 2.1(f), conflict with, or constitute a breach or a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, or instrument (evidencing a Company or Subsidiary debt or otherwise) to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected which, individually or in the aggregate, would be reasonably expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any Subsidiary is subject (including Federal and state securities laws), or by which any material property or asset of the Company or any Subsidiary is bound or affected which, individually or in the aggregate, would be reasonably expected to have a Material Adverse Effect.

             f. Consents and Approvals. Except as specifically set forth on
Schedule 2.1(f), neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, regulatory or self regulatory agency, or other Person in connection with the execution, delivery and performance by the Company of or the Transaction Documents, other than (i) the filing of a registration statement with the Commission, which shall be filed in accordance with the procedures set forth in the Registration Rights Agreement and (ii) any filings, notices or registrations under applicable state securities laws (together with the consents, waivers, authorizations, orders, notices and filings referred to on
Schedule 2.1(f), the "Required Approvals").

             g. Litigation; Proceedings. Except as specifically set forth on
Schedule 2.1(g), there is no action, suit, notice of violation, proceeding or investigation pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or (ii) could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

             h. No Default or Violation. Except as set forth on Schedule 2.1(h), neither the Company nor any Subsidiary (i) is in default under or in violation of any indenture, loan or other credit agreement or instrument to which it is a party or by which it or any of its properties or assets is bound, (ii) is in default under or in violation of any other agreement to which it is a party or by which its properties or assets are bound, the default or violation of which, individually or in the aggregate, would be reasonably expected to have a Material Adverse Effect, (iii) is in violation of any order of any court, arbitrator or governmental body applicable to it or (iv) is in violation of any statute, rule or regulation of any governmental authority to which it is subject.

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             i. Disclosure; Absence of Certain Changes. None of this Agreement, the Schedules to this Agreement, the Registration Rights Agreement or any other written or formally presented information, report, financial statement, exhibit, schedule or document furnished by or on behalf of the Company in connection with the negotiation of the transactions contemplated hereby contained, contains, or will contain at the time it was or is so furnished any untrue statement of a material fact or omitted, omits or will omit at such time to state any material fact necessary in order to make the statements made herein and therein, in light of the circumstances under which they were made, not misleading. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

             j. Private Offering; Solicitation. The Company and all Persons acting on its behalf have not (i) made, directly or indirectly, and will not make, offers or sales of any securities or solicited any offers to buy any security under circumstances that would require registration of the Shares under the Securities Act, (ii) distributed any offering materials in connection with the offering and sale of the Shares (iii) solicited any offer to buy or sell the Shares by means of any form of general solicitation or advertising (as those terms are used in Rule 502(c) of Regulation D under the Exchange Act) in a manner which would require registration under the Securities Act. The offer, sale and issuance of the Shares to the Purchasers will not be integrated with any other offer, sale and issuance of the Company's securities (past, current, or future) under the Securities Act or any regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. Subject to the accuracy and completeness of the representations and warranties of the respective Purchasers contained in Section
2.2 hereof, the offer, sale and issuance by the Company to the Purchasers of the Shares is exempt from the registration requirements of the Securities Act.

             k. Financial Statements. The financial statements of the Company provided to the Purchasers present fairly, in all material respects, the financial condition of the Company as of the respective dates thereof, and the results of operations, changes in stockholders' equity, and the cash flow of the Company for the periods indicated therein, all in conformity with generally accepted accounting principals in the United States ("GAAP"), applied consistently throughout such periods. No financial statements of any person other than the Company and its Subsidiaries are required by GAAP to be included in the consolidated financial statements of the Company.

             l. Investment Company. The Company is not, and is not controlled by or under common control with an affiliate (an "Affiliate") of an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

             m. Broker's Fees. No fees or commissions or similar payments with respect to the transactions contemplated by the Transaction Documents have been paid or will be payable by the Company to any broker, financial advisor, finder, investment banker, or bank, other than as set forth in Schedule 2.1(m). The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 2.1(m) that may be due in connection with the transactions contemplated by the Transaction Documents.

             n. Tax Status; Firpta. Except as set forth on Schedule 2.1(n), the Company and each of the Subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith (which are set forth on Schedule 2.1(n) hereof), and has set aside on it books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company is not a "United States real property holding corporation" within the meaning of Section 847(c)(2) of the Internal Revenue Code of 1986, as amended.

             o. Permits. The Company and each of its Subsidiaries possess all certificates, authorizations, licenses, easements, consents, approvals, orders and permits necessary to own, lease and operate their respective properties and to conduct their respective businesses as currently conducted, free and clear of any conflicts, defaults or violations thereunder, except where the failure to possess such permits or the existence of any conflict, default or violation would not, individually or in the aggregate, have a Material Adverse Effect ("Material Permits"), and, except as disclosed on Schedule 2.1 (o), there is no proceeding pending, or, to the knowledge of the Company, threatened relating to the revocation, modification, suspension or cancellation of any Material Permit.

             p. Registration Rights; Rights of Participation. Except as described on Schedule 2.1(p) hereto, (i) the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which has not been satisfied and (ii) no Person, including, but not limited to, current or former stockholders of the Company, underwriters, brokers or agents, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement or any Transaction Document.

             q. Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged.

             r. Transactions With Affiliates. Except as set forth on Schedule 2.1(c), or Schedule 2.1(r), none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, other than transactions that would not require disclosure under Section 404 of Regulation S-K of the Securities Act and the Exchange Act (if the Company were subject to such disclosure requirements).

             s. Application to Takeover Protection. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination or other similar anti-takeover provision under the Certificate of Incorporation, Bylaws or the laws of the state of incorporation which is or could become applicable to the Purchasers or the Transaction Documents in connection with the issuance of the Shares. The issuance of the Shares will not trigger any poison pill provisions of any of the Company's stockholders' rights or similar agreements.

             t. Acknowledgement Regarding Purchasers' Purchase of Shares. The Company acknowledges that the Purchasers are acting solely in the capacity of arm's length purchasers with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Purchasers' purchase of the Shares. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

         The Purchasers acknowledges and agrees that the Company make no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.1.

         2.2 Representations and Warranties of the Purchasers. Each of the Purchasers, severally and not jointly, hereby represents and warrants to the Company as follows:

             a. Organization; Authority. Such Purchaser is a corporation or a limited duration company or a limited liability company or limited partnership duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with the requisite power and authority, corporate or otherwise, or is an individual which possesses the requisite legal capacity and the right, to enter into and to consummate the transactions contemplated hereby and by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The purchase by such Purchaser of the Shares has been duly authorized by all necessary action on the part of such Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by such Purchaser and constitutes the valid and legally binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

             b. Investment Intent. Such Purchaser is acquiring the Shares for its own account and not with a present view to or for distributing or reselling such Shares or any part thereof or interest therein in violation of the Securities Act; provided, however, that by making the representations herein, such Purchaser does not agree to hold any Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

             c. Purchaser Status. At the time such Purchaser was offered the Shares and at the Closing Date, (i) such Purchaser was and will be an "accredited investor" as defined in Rule 501 under the Securities Act and (ii) such Purchaser, either alone or together with its representatives, had and will have such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares.

             d. Reliance. Such Purchaser understands and acknowledges that (i) the Shares are being offered and sold to such Purchaser without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act under Section 4(2) of the Securities Act or Regulation D promulgated thereunder and (ii) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the representations set forth in this Section 2.2 and such Purchaser hereby consents to such reliance.

             e. Information. Such Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares which have been requested by such Purchaser or its advisors. Such Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its representatives. Neither such inquiries nor any other due diligence investigation conducted by Purchaser or any of its advisors or representatives shall modify, amend or affect Purchaser's right to rely on the Company's representations and warranties contained in Section 2.1 above or representations and warranties of the Company contained in any other Transaction Document. Such Purchaser understands that its investment in the Shares involves a significant degree of risk.

             f. Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

             g. Residency. Such Purchaser is a resident of the jurisdiction set forth immediately below such Purchaser's name on Schedule II hereto.

         The Company acknowledges and agrees that the Purchasers make no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.2. The Company further acknowledges that the Purchasers represent, collectively, they are not acting as a group pursuant to Rule 13-d of the Exchange Act.

                                  ARTICLE III.

                                OTHER AGREEMENTS

         3.1 Transfer Restrictions.

             a. If any Purchaser should decide to dispose of the Shares held by it, such Purchaser understands and agrees that it may do so only pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from the registration requirements of the Securities Act and in compliance with applicable blue sky and state securities laws. In connection with any transfer of any Shares other than pursuant to an effective registration statement or to the Company, the Company may require the transferor thereof to provide to the Company a written opinion of counsel experienced in the area of United States securities laws selected by the transferor, the form and substance of which opinion shall be customary for opinions of counsel in comparable transactions, to the effect that such transfer does not require registration of such transferred securities under the Securities Act and qualification under applicable blue sky and state securities laws. Notwithstanding the foregoing, the Company hereby consents to and agrees to affect any transfer by any Purchaser to an Affiliate of such Purchaser, provided that the transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act. Any such transferee shall also agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Transaction Documents.

             b. Each Purchaser agrees to the imprinting, so long as is required by this Section 3.1(b), of the following legend on the Shares:

                THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH
             THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES DEPARTMENT OR COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND APPLICABLE BLUE SKY OR STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE BLUE SKY OR STATE SECURITIES LAWS OR PURSUANT TO AVAILABLE EXEMPTIONS THEREFROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY APPLICABLE BLUE SKY OR STATE SECURITIES LAWS.

             The Shares shall not contain the legend set forth above (or any other legend) if (i) the sale of the Shares is pursuant to an effective Registration Statement (as defined in the Registration Rights Agreement) under the Securities Act, (ii) if in the written opinion of counsel to the Company experienced in the area of United States securities laws such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) or
(iii) if such Shares may be sold pursuant to Rule 144 promulgated under the Securities Act. The Company agrees that it will provide each Purchaser, upon request, with a certificate or certificates representing the Shares, free from such legend at such time as such legend is no longer required hereunder. If such certificate or certificates had previously been issued with such a legend or any other legend, the Company shall, upon request and delivery of such certificate or certificates to the Company by such Purchaser, reissue to such Purchaser such certificate or certificates free of any legend.

         3.2 Stop Transfer Instruction. Except as otherwise required by law, the Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions on transfer set forth in Section 3.1.

         3.3 Furnishing of Information. As long as any Purchaser owns the Shares, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Purchasers (i) quarterly balance and income statements and (ii) annual audited financial statements; provided, however, that if the quarterly balance and income statements contain material non-public information regarding the Company or Provident, the Company shall notify each Purchaser of such fact and shall only provide such statements to any Purchaser upon written request by such Purchaser (provided, that such Purchaser agrees not to engage in any trading activities with respect to the capital stock of Provident until such financial information is disclosed publicly). If at any time while any Purchaser owns the Shares the Company is at any time required to register its Common Stock under Section 12(g) of the Exchange Act or to file reports pursuant to Section 13, 14, or 15(d) of the Exchange Act, then the Company will cause the Shares to continue at all times to be registered under Section 12(g) of the Exchange Act, will timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13, 14 or 15(d) of the Exchange Act and shall promptly furnish, but in no event later than two (2) business days after the filing thereof with the Commission, the Purchasers with true and complete copies of all such filings, and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such reporting and filing obligations. The Company covenants that it will take such further action as any holder of the Shares may reasonably request, all to the extent required from time to time to enable such Person to sell Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act. The Company further covenants that it will deliver to the Purchasers copies of any notices and other information made available or given to any other stockholders of the Company which relates to the Company or its securities, contemporaneously with the making available or giving thereof to such other stockholders.

         3.4 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of such Shares to any Purchaser.

         3.5 Notice of Breaches.

             a. The Company and each Purchaser shall give prompt written notice to the other of any breach by it of any representation, warranty or other agreement contained in this Agreement or in the Registration Rights Agreement, as well as any events or occurrences arising after the date hereof and prior to the Closing Date, which would reasonably be likely to cause any representation or warranty or other agreement of such party, as the case may be, contained herein to be incorrect or breached as of the Closing Date; provided such notice will not constitute material non-public information. However, no disclosure by either party pursuant to this Section 3.7 shall be deemed to cure any breach of any representation, warranty or other agreement contained herein or in the Transaction Documents.

             b. Notwithstanding the generality of Section 3.7(a), the Company shall promptly notify, provided such notification will not constitute material non-public information, each Purchaser of any notice or claim (written or oral) that it receives from any lender of the Company or any Subsidiary to the effect that the consummation of the transactions contemplated hereby and by the Registration Rights Agreement violates or would violate any written agreement or understanding between such lender and the Company or any Subsidiary, and the Company shall promptly furnish by facsimile to the Purchasers a copy of any written statement in support of or relating to such claim or notice.

             c. The default by any Purchaser of any of its obligations, representations or warranties under this Agreement or the Transaction Documents shall not be imputed to, and shall have no effect upon, any other Purchaser or affect the Company's obligations under this Agreement or any Transaction Document to any non-defaulting Purchaser.

         3.6 Form D. The Company agrees to file a Form D with respect to the Shares as required by Rule 506 under Regulation D and to provide a copy thereof to each Purchaser promptly after such filing.

         3.7 Use of Proceeds. The Company shall use the proceeds from the sale of the Shares for working capital and other general corporate purposes, including but not limited to expansion of its sales and marketing activities and the further development of the Company's Internet services and technologies.

         3.8 Press Release; Filing of Form 8-K. Subject to the provisions of
Section 6.10 hereof, prior to the opening of NASDAQ on December 7, 1999, the Company shall issue a press release in form and substance acceptable to the Purchasers. On or before the 10th Business Day following the Closing Date the Company shall file a Form 8-K with the Commission describing the terms of the transaction contemplated by the Transaction Documents in the form required by the Exchange Act.

         3.9 Ordinary Course Brokerage and Trading. Subject to compliance with all applicable securities laws and NASDAQ regulations, no Purchaser shall be prohibited from engaging in its ordinary course brokerage and trading activities in respect of the capital stock of Provident; provided, however, that no Purchaser shall engage in such activities until one (1) Business Day after the Company files the Form 8-K pursuant to Section 3.8 hereof.

         3.10 Best Efforts. Each of the parties hereto shall use its best efforts to satisfy each of the conditions to be satisfied by it as provided in
Article IV of this Agreement.

         3.11 Corporate Existence. Until such time as all of the Purchasers provide the Company with written notice that they do not beneficially own any Shares, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company's assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company's assets, other than the proposed mergers with Insurdata Incorporated, Provident or a subsidiary of Provident, where the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose common stock is listed or quoted for trading on the NASDAQ, the New York Stock Exchange or the American Stock Exchange. Notwithstanding the foregoing, the Purchasers consent to the pending merger between the Company and Insurdata Incorporated, which respect to which a definitive agreement shall be entered into on December 6, 1999.

         3.12 Transactions with Provident. The Company agrees that, in the event of the merger of the Company with Provident or a Provident subsidiary and simultaneously with the merger, the Company resulting from the merger shall register with the Commission under the Securities Act, as amended, the securities held by or to be issued to holders of the outstanding securities of the Company (including all Common Stock) and securities issued shall be listed on a national securities exchange or quoted on the NASDAQ Stock Market and be freely tradable upon consummation of the merger, subject to the requirements of applicable state and federal securities laws, including Rule 145 promulgated under the Securities Act.

         3.13 Reimbursement. In the event that any Purchaser, other than by reason of its gross negligence or willful misconduct, becomes involved in any capacity in any action, proceeding or investigation brought by or against any person, including shareholders of the Company, in connection with or as a result of (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or the Transaction Documents or any other certificate, instrument or document hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Purchaser and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, the Company will reimburse such Purchaser for its legal and other actual out-of-pocket expenses (including the cost of any investigation and preparation) incurred in connection therewith. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any affiliate of the Purchasers and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchasers and any such affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such affiliate and any such Person. The Company also agrees that no Purchaser or any Affiliates, partners, directors, agents, employees or controlling persons of such Purchaser shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of this Agreement or any of the Transaction Documents except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the gross negligence or willful misconduct of such Purchaser, or from a breach of a representation, warranty or covenant made herein by such Purchaser, in connection with the transactions contemplated by this Agreement or the Registration Rights Agreement, in which event such Purchaser, severally and not jointly, shall reimburse the Company for its legal and other actual out-of-pocket expenses (including the cost of any investigation and preparation) incurred in connection therewith, up to the amount of the Purchase Price paid by such Purchaser. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of its obligations hereunder which is permissible under applicable law.

         3.14 Material Information. The Company covenants that any information provided by the Company or Provident to the Purchasers and their agents or their counsel which could be deemed to constitute material non-public information will cease to be material non-public information (either through disclosure by the Company or otherwise) on that date which is one (1) Business Day after the Company file Form 8-K pursuant to Section 3.8 hereof.

         3.15 Future Financings. As long as any Shares are outstanding, except for (i) shares of Common Stock deemed to have been issued by the Company in connection with any plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer, director or consultant of the Company; (ii) shares of Common Stock issuable upon the exercise of any options or warrants outstanding on the date hereof and listed in Schedule 2.1(c) hereto; or (iii) shares of Common Stock issued in connection with the Company's merger transactions with Insurdata Incorporated, Provident or a subsidiary of Provident, if the Company agrees to issue shares of Common Stock or other securities convertible into or exchangeable or exercisable for Common Stock (any of (i), (ii) or (iii), the "New Security") at an effective price per share of Common Stock which is less or may be less (including, without limitation, any security which is convertible into or exchangeable or exercisable for Common Stock at a price which may change with the market price of the Common Stock) than $15.00 per share (a "Future Financing"), the Company shall provide to the Purchasers by 5:00 p.m. (New York time) on or before the third (3rd) Business Day (as defined below) after the decision to issue the New Security has been made, written notice of the Future Financing containing in reasonable detail (i) the proposed terms of the Future Financing, (ii) the amount of the proceeds that will be raised and (iii) the Person with whom such Future Financing shall be effected, and attached to which shall be a term sheet or similar document relating thereto (the "Future Financing Notice"). Upon receiving the Future Financing Notice, each Purchaser shall have the pro rata right (based on the principal amount of the Shares held by such Purchaser relative to the aggregate principal amount of Shares purchased hereunder) to purchase, on the same terms as the Future Financing, an amount of New Securities having a purchase price which shall not exceed the aggregate investment by such Purchaser hereunder. In the event a Purchaser desires to exercise the right granted under this Section 3.15, such Purchaser must notify the Company on or prior to the fifth (5th) Business Day after such Purchaser has received the Future Financing Notice. In the event the terms and conditions of a proposed Future Financing are amended in any respect after delivery of the Future Financing Notice but prior to the closing of the proposed Future Financing to which such Future Financing Notice relates, the Company shall deliver a new notice to each Purchaser describing the amended terms and conditions of the proposed Future Financing and each Purchaser thereafter shall have an option during the five (5) Business Days period following delivery of such new notice to purchase its pro rata share (based on the Purchaser's percentage of the principal amount such Purchaser's investment hereunder) of the New Securities being offered on the same terms as contemplated by such proposed Future Financing, as amended. The foregoing sentence shall apply to successive amendments to the terms and conditions of any proposed Future Financing. At the closing for such Future Financing, the transactions contemplated by this Section
3.15 shall close, subject to the completion of mutually satisfactory documentation, and the Company shall tender to each Purchaser certificates representing the New Securities that it agreed to purchase and the Purchasers shall make payment for the entire purchase price in immediately available funds at the closing of such sale.

                                  ARTICLE IV.

                                   CONDITIONS

         4.1 Closing Conditions.

             a. Conditions Precedent to the Obligation of the Company to Sell. The obligation of the Company to sell the Shares hereunder is subject to the satisfaction or waiver (with prior written notice to each Purchaser) by the Company, at or before the Closing, of each of the following conditions:

                (i) Accuracy of the Purchasers' Representations and Warranties. The representations and warranties of each Purchaser in this Agreement shall be true and correct in all material respects as of the date when made (except for representations and warranties that speak as of a specific date) and as of the Closing Date;

                (ii) Performance by the Purchasers. Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing; and

                (iii) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement or the Transaction Documents.

             b. Conditions Precedent to the Obligation of the Purchasers to Purchase. The obligation of each Purchaser hereunder to acquire and pay for the Shares is subject to the satisfaction or waiver (with prior written notice to the Company and each other Purchaser) by such Purchaser, at or before the Closing, of each of the following conditions:

                (i) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date);

                (ii) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing;

                (iii) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement and the Transaction Documents;

                (iv) Required Approvals. All Required Approvals shall have been obtained and copies thereof delivered to such Purchaser;

                (v) Shares of Common Stock. The Company shall have duly authorized the number of Shares required by this Agreement to be issued pursuant to the terms hereof;

                (vi) Resolutions. The Board of Directors of the Company shall have adopted resolutions consistent with Section 2.1(b) and in a form reasonably acceptable to each Purchaser (the "Resolutions").

             c. Documents and Certificates. At the Closing, the Company shall have delivered to the Purchasers the following in form and substance reasonably satisfactory to the Purchasers:

                (i) Opinion. An opinion of the Company's legal counsel in the form attached hereto as Exhibit B dated as of the Closing Date;

                (ii) Certificates. Share Certificates representing the principal amount of Shares purchased by such Purchaser as set forth next to such Purchaser's name on Schedule I, registered in the name of such Purchaser, each in form satisfactory to the Purchaser and in conformity in all respects with the requirements of the Pennsylvania Business Corporation Law, as amended;

                (iii) Registration Rights. The Company shall have executed and delivered the Registration Rights Agreement;

                (iv) Officer's Certificate. An Officer's Certificate dated the Closing Date and signed by an executive officer of the Company confirming the accuracy of the Company's representations, warranties and covenants as of the Closing Date and confirming the compliance by the Company with the conditions precedent set forth in this Section 4.1 as of the Closing Date;

                (v) Secretary's Certificate. A Secretary's Certificate dated the Closing Date and signed by the Secretary or Assistant Secretary of the Company certifying (A) that attached thereto is a true and complete copy of the Certificate of Incorporation of the Company, as in effect on the Closing Date,
(B) that attached thereto is a true and complete copy of the by-laws of the Company, as in effect on the Closing Date and (C) that attached thereto is a true and complete copy of the Resolutions duly adopted by the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement and of the Transaction Documents, and that such Resolutions have not been modified, rescinded or revoked;

                (vi) Certificates of Incorporation. The Company shall have delivered to counsel to Brown Simpson a copy of a certificate evidencing the incorporation and good standing of the Company and each Subsidiary, in such corporation's state of incorporation issued by the Secretary of State of such state of incorporation as of a date within thirty days of the Closing Date. The Company shall have delivered to counsel to Brown Simpson a copy of its Certificate of Incorporation as certified by the Secretary of State of the Commonwealth of Pennsylvania within thirty days of the Closing Date;

                (vii) Other Documents. The Company shall have delivered to each Purchaser such other documents relating to the transactions contemplated by the Transaction Documents as the Purchasers or its counsel may reasonably request.


                                   ARTICLE V.

                                  MISCELLANEOUS

             5.1 Entire Agreement. This Agreement, together with the Exhibits and Schedules hereto and the Transaction Documents contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

             5.2 Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party (if received by 7:00 p.m. EST where such notice is received) or the first business day following such delivery (if received after 7:00 p.m. EST where such notice is received); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                  If to the Company or to Provident:

                           c/o Provident American Corporation
                           2500 DeKalb Pike
                           Norristown, Pennsylvania  19401
                           Telephone:  (610) 279-3561
                           Facsimile:  (610) 279-4498
                           Attention:  Michael Ashker

                  With a copy to:

                           Blank Rome Comisky & McCauley LLP
                           One Logan Square
                           Philadelphia, Pennsylvania  19103
                           Telephone:  (215) 569-5514
                           Facsimile:  (215) 569-5555
                           Attention:  Barry Genkin

                  If to Brown Simpson Strategic Growth Fund, Ltd., Brown Simpson Strategic Growth Fund, L.P., Matthew Brown, Evan Levine or Mitchell Kaye to:

                           152 West 57th Street, 40th Floor
                           New York, New York  10029
                           Telephone:  (212) 247-8200
                           Facsimile:   (212) 247-1329
                           Attention:  Evan Levine

                  If to Brown Simpson - ORD Investments LLC to

                           c/o OTA Limited Partnership
                           1 Manhattanville Road
                           Purchase, New York  10577
                           Telephone:  (914) 694-5800
                           Facsimile:   (914) 694-6382
                           Attention:  Vinny DiGeso

                  With a copy, in the case of Notice to Brown Simpson Strategic Growth Fund, Ltd., Brown Simpson Strategic Growth Fund, L.P. or Brown Simpson - ORD Investments LLC to:

                           Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                           590 Madison Avenue
                           New York, New York  10022
                           Telephone:  (212) 872-1000
                           Facsimile:  (212) 872-1002
                           Attention:  James Kaye

                  If to James Simpson to:

                           c/o Brown Simpson Asset Management, LLC
                           514 High Street, Suite 5
                           Palo Alto, CA  94301
                           Telephone:  (650) 324-5800
                           Facsimile:  (650) 325-3622

                  If to LB I Group Inc. or Steven Weinstein to:

                           c/o Lehman Brothers, Inc.
                           3 World Financial Center
                           New York, New York  10285
                           Telephone:  (212) 526-6957
                           Facsimile:  (212) 526-2199
                           Attention:  Steve Weinstein

                  If to Royal Bank of Canada to:

                           c/o RBC Dominion Securities
                           One Liberty Plaza - 2nd Floor
                           165 Broadway
                           New York, New York  10006-1404
                           Facsimile (212) 858-7402
                           Attention:  Vice President, Global Middle Office

                           and to:  Roger Blissett
                           Telephone:  (212) 858-7119
                           Facsimile:  (212) 858-7468

                  If to Vauban Investissement SA to:

                           c/o Shoreline Advisory Group
                           1711 Pearl Street, 2nd Floor
                           Boulder, CO  80302
                           Telephone:  (303) 938-0507
                           Facsimile:  (303) 938-9842
                           Attention:  Caleb Sevian

                  If to Seneca Capital L.P. or Seneca Capital International, Ltd., to:

                           c/o Seneca Capital Advisors, LLC
                           537 Madison Avenue, 11th Floor
                           New York, New York 10022
                           Telephone: (212) 371-1300
                           Facsimile: (212) 758-6060
                           Attention: Mr. Doug Hirsch

                  With a copy, in the case of Notice to Seneca Capital, L.P. or Seneca Capital International. Ltd., to:

                           Kramer Levin Naftalis & Frankel LLP
                           919 Third Avenue
                           New York, New York 10022-3852
                           Telephone: (212) 715-9186
                           Facsimile: (212) 715-8000
                           Attention: Thomas T. Janover, Esq.

                  If to Good Family LLC to:

                           1211 Lake Road
                           Lake Forest, IL
                           Telephone:  (847) 234-8663
                           Facsimile:
                           Attention:  Daniel Good

                  If to The Raptor Global Portfolio Limited or Altar Rock Fund L.P. to:

                           c/o Tudor Investment Corporation
                           40 Rowes Wharf, 2nd Floor
                           Boston, MA  02110
                           Telephone:  (617) 772-4600
                           Facsimile:  (617) 737-9280
                           Attention:  William Flaherty

                  If to MBK Investment Partners to:

                           c/o M.R. Weiser & Co. LLP
                           135 West 50th Street, 12th Floor
                           New York, New York  10020-1299
                           Telephone:  (212) 641-4700
                           Facsimile:  (212) 641-6888
                           Attn: Sidney Margenbesser

                  If to Robert Capital Management to:

                           610 5th Avenue, 7th Floor
                           New York, New York  10020
                           Telephone:  (212) 218-8870
                           Facsimile:  (212)  218-8872
                           Attn:  Stephen Robert

                  If to Europa International Incorporated to:

                           c/o Knoll Capital Management, L.P.
                           200 Park Avenue, Suite 3900
                           New York, New York  10166
                           Telephone:  (212) 808-7474
                           Facsimile:  (212) 808-7475
                           Attn:  Fred Knoll

                  If to Stephen M. Peck to:

                           1775 Broadway
                           New York, New York  10019
                           Telephone:  (212) 424-0320
                           Facsimile:  (212) 757-8501

                  If to Stephen McGrath to:

                           39 Talbot Court
                           Short Hills, N.J.  07079
                           Telephone:  (973) 467-1804
                           Facsimile:  (973) 467-5199

                  If to Peter Darling to:

                           c/o Deltec Securities (U.K.) Limited
                           Brettenham House
                           5 Lancaster Place
                           London, United Kingdom WC2E 7EN
                           Telephone:  (011) 44-171-379-7227
                           Facsimile:  (011) 44-171-379-7577

                  If to Fordham Follies L.L.C. to:

                           c/o Veronica Kelly
                           615 East 14th Street, Apt. 11G
                           New York, New York  10009
                           Telephone:  (212) 614-8449


Each party shall provide written notice to the other party of any change in address or facsimile number in accordance with the provisions hereof.

         5.3 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and each of the Purchasers or, in the case of a waiver, by the party against whom a waiver of any such provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter. The Company shall not offer or pay any consideration to a Purchaser for consenting to such an amendment or waiver unless the same consideration is offered to each Purchaser and the same consideration is paid to each Purchaser which consents to such amendment or waiver.

         5.4 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         5.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and, in the case of the Company, any entity succeeding to the Company by merger or acquisition of all or substantially all the assets of the Company. Except as provided in this Section 5.5, the Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each of the Purchasers. The Purchasers may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company, provided, that any assignees must make the representations and warranties set forth in Section 2.2 and otherwise comply with the terms of this Agreement otherwise applicable to its assignor. This provision shall not limit a Purchaser's right to transfer securities in accordance with all of the terms of this Agreement or the Transaction Documents.

         5.6 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         5.7 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the nonexclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

         5.8 Survival. The representations and warranties of the Company and the Purchasers contained in Sections 2.1 and 2.2, the agreements and covenants set forth in Section 3, and the reimbursement provisions set forth in Section 3.16, shall survive the Closing and any sale of the Shares regardless of any investigation made by or on behalf of the such Purchaser or by or on behalf of the Company, except that, in the case of representations and warranties such survival shall be limited to the period of six (6) years following the Closing Date on which they were made or deemed to have been made (other than with respect to any claim by a third party against the party to this Agreement who seeks to assert a claim based on such representations and warranties). This section shall have no effect on the survival of the indemnification provisions of the Registration Rights Agreement.

         5.9 Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

         5.10 Publicity. The Company and the Purchasers shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other party with prior notice of such public statement. The Company shall not publicly or otherwise disclose the names of any of the Purchasers without each such Purchaser's prior written consent. The Purchasers and their affiliated companies shall, without further cost, have the right to use in its advertising, marketing or other similar materials, the Company's logo and trademarks and all or parts of the Company's press releases that focus on the Transaction forming the subject matter of this Agreement or which make reference to the Transaction. The Purchasers understand that this grant by the Company only waives objections that the Company might have to the use of such materials by the Purchasers and in no way constitutes a representation by the Company that references in such materials to the activities of third-parties have been cleared or constitute a fair use.

         5.11 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         5.12 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchasers will be entitled to specific performance of the obligations of the Company under this Agreement or the Transaction Documents without the showing of economic loss and without any bond or other security being required. Each of the Company and the Purchasers (severally and not jointly) agree that monetary damages would not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

         5.13 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser hereunder is several and not joint with the obligations of the other Purchasers hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

         5.14 Payment Set Aside. To the extent that the Company makes a payment or payments to the Purchasers hereunder or pursuant to the Transaction Documents or the Purchasers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         5.15 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         5.16 Fees and Expenses. Except as set forth in the Registration Rights Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement; provided, however, that the Company shall pay the reasonable legal fees of Akin, Gump, Strauss, Hauer, & Feld, L.L.P. within thirty (30) Business Days of the Closing in an amount not to exceed, without the prior written consent of the Company, $20,000. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Shares pursuant hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized persons as of the date first indicated above.


                                HEALTHAXIS.COM, INC.



                                By: /s/ Michael Ashker
                                    -------------------------------------------
                                Name:  Michael Ashker
                                Title: President and Chief Executive Officer

                                     BROWN SIMPSON STRATEGIC
                                     GROWTH FUND, LTD.


                                     By:  Brown Simpson Asset Management, LLC


                                     By:____________________________________
                                     Name:
                                     Title:




                                     BROWN SIMPSON STRATEGIC
                                     GROWTH FUND, L.P.


                                     By:  Brown Simpson Capital, LLC
                                          its general partner

                                     By:____________________________________
                                     Name:
                                     Title:




                                     BROWN SIMPSON - ORD INVESTMENTS LLC


                                     By:____________________________________
                                     Name:
                                     Title:

                                     LB I GROUP INC.



                                     By: /s/ Steven Berkenfeld
                                         --------------------------
                                     Name:  Steven Berkenfeld
                                     Title: Senior Vice President

                               ROYAL BANK OF CANADA

                               By its Agent
                               RBC Dominion Securities Corporation


                               By:  /s/ Mark A. Standish
                                    -------------------------------
                               Name:    Mark A. Standish
                               Title:   Managing Director

                               By: /s/ Roger A. Blissett
                                   --------------------------------
                               Name:   Roger A. Blissett
                               Title:  Vice President, Deputy General Counsel

                                     VAUBAN INVESTISSMENT SA



                                     By:______________________________
                                     Name:
                                     Title:

                                     SENECA CAPITAL, L.P.

                                     By: Seneca Capital Advisors, LLC, its
                                         general partner

                                     By: /s/ Doug Hirsch
                                         -----------------------------------
                                     Name:  Doug Hirsch
                                     Title: Managing Partner



                                     SENECA CAPITAL INTERNATIONAL, LTD.


                                     By: /s/ Doug Hirsch
                                         -----------------------------------
                                     Name:  Doug Hirsch
                                     Title: Managing Partner

                                     GOOD FAMILY LLC



                                     By: /s/ Daniel J. Good
                                         ----------------------
                                     Name:   Daniel J. Good
                                     Title:  Manager

                                     EUROPA INTERNATIONAL INCORPORATED

                                     By:  Knoll Capital Management, L.P.
                                          its investment manager



                                     By:______________________________
                                     Name:
                                     Title:

                                     ROBERT CAPITAL MANAGEMENT, LLC



                                     By:______________________________
                                     Name:
                                     Title:

                                     THE RAPTOR GLOBAL PORTOLIO LIMITED

                                     By:  Tudor Investment Corporation


                                     By: /s/ William T. Flaherty
                                         ------------------------------
                                     Name:   William T. Flaherty
                                     Title:  Vice President

                                     ALTAR ROCK FUND L.P.

                                     By:  Tudor Investment Corporation


                                     By: /s/ William T. Flaherty
                                         ------------------------------
                                     Name:   William T. Flaherty
                                     Title:  Vice President

                                     MBK INVESTMENT PARTNERS


                                     By: /s/ William Kaye
                                         --------------------------
                                     Name:   William Kaye
                                     Title:  Partner

                                     /s/ Steven Weinstein
                                     -------------------------
                                     Steven Weinstein

                                     -------------------------
                                     Matthew C. Brown

                                     /s/ James R. Simpson
                                     -------------------------
                                     James R. Simpson

                                     --------------------------
                                     Mitchell D. Kaye

                                     --------------------------
                                     Evan M. Levine

                                     /s/ Stephen M. Peck
                                     ---------------------------
                                     Stephen M. Peck

                                     /s/ Peter S. Darling
                                     ---------------------------
                                     Peter S. Darling

                                     /s/ Stephen McGrath
                                     ---------------------------
                                     Stephen McGrath

                                     Fordham Follies L.L.C.


                                     By:________________________
                                        Name:
                                        Title:

                                   Schedule I


------------------------------------------------ ---------------------------------- ---------------------------------
                                                 Number of Shares                   Purchase Price for
Name of Purchaser                                Acquired at Closing                Acquired Shares
-----------------                                -------------------                ------------------
------------------------------------------------ ---------------------------------- ---------------------------------
Brown Simpson Strategic Growth Fund, Ltd.        333,333                            $5,000,000
------------------------------------------------ ---------------------------------- ---------------------------------
Brown Simpson Strategic Growth Fund, L.P.        466,667                            $7,000,000
------------------------------------------------ ---------------------------------- ---------------------------------
Brown Simpson - ORD Investments LLC              66,667                             $1,000,000
------------------------------------------------ ---------------------------------- ---------------------------------
LB I Group Inc.                                  766,667                            $11,500,000
------------------------------------------------ ---------------------------------- ---------------------------------
Royal Bank of Canada                             800,000                            $12,000,000
------------------------------------------------ ---------------------------------- ---------------------------------
The Raptor Global Portfolio Limited              464,800                            $6,972,000
------------------------------------------------ ---------------------------------- ---------------------------------
Altar Rock Fund, L.P.                            1,867                              $28,000
------------------------------------------------ ---------------------------------- ---------------------------------
Seneca Capital L.P.                              104,820                            $1,572,300
------------------------------------------------ ---------------------------------- ---------------------------------
Seneca Capital International, Ltd.               128,513                            $1,927,700
------------------------------------------------ ---------------------------------- ---------------------------------
Europa International Incorporated                133,333                            $2,000,000
------------------------------------------------ ---------------------------------- ---------------------------------
Provident American Corporation                   133,333                            $2,000,000
------------------------------------------------ ---------------------------------- ---------------------------------
Good Family LLC                                  133,333                            $2,000,000
------------------------------------------------ ---------------------------------- ---------------------------------
Vauban Investisement SA                          66,667                             $1,000,000
------------------------------------------------ ---------------------------------- ---------------------------------
Stephen McGrath                                  66,667                             $1,000,000
------------------------------------------------ ---------------------------------- ---------------------------------
Robert Capital Management                        46,667                             $700,000
------------------------------------------------ ---------------------------------- ---------------------------------
MBK Investment Partners                          33,333                             $500,000
------------------------------------------------ ---------------------------------- ---------------------------------
Evan Levine                                      16,667                             $250,000
------------------------------------------------ ---------------------------------- ---------------------------------
James Simpson                                    16,667                             $250,000
------------------------------------------------ ---------------------------------- ---------------------------------
Mitchell Kaye                                    16,667                             $250,000
------------------------------------------------ ---------------------------------- ---------------------------------
Steven Weinstein                                 16,667                             $250,000
------------------------------------------------ ---------------------------------- ---------------------------------
Peter S. Darling                                 16,667                             $250,000
------------------------------------------------ ---------------------------------- ---------------------------------
Matthew Brown                                    6,667                              $100,000
------------------------------------------------ ---------------------------------- ---------------------------------
Stephen M. Peck                                  6,667                              $100,000
------------------------------------------------ ---------------------------------- ---------------------------------
Fordham Follies, L.L.C.                          2,667                              $40,000
------------------------------------------------ ---------------------------------- ---------------------------------

                                   Schedule II

Name of Purchaser                                            Address
-----------------                                            -------
Brown Simpson Strategic Growth Fund, Ltd.                    152 West 57th Street, 40th Floor
                                                             New York, New York 10019
                                                             Attn:  Evan Levine
                                                             Fax: (212) 247-1329
                                                             Residence:  Grand Cayman, Cayman Islands

Brown Simpson Strategic Growth Fund, L.P.,                   152 West 57th Street, 40th Floor
Evan Levine, Matthew Brown and Mitchell Kaye                 New York, New York 10019
                                                             Attn:  Paul Gustus
                                                             Fax: (212) 247-1329
                                                             Residence:  New York, New York

James Simpson                                                c/o  Brown Simpson Asset Management, LLC
                                                             514 High Street, Suite 5
                                                             Palo Alto, CA  94301
                                                             Fax:  (650) 325-3622
                                                             Residence:  California

Brown Simpson - ORD Investments LLC                          c/o OTA Limited Partnership
                                                             1 Manhattanville Road
                                                             Purchase, New York  10577
                                                             Attn:  Vinny DiGeso
                                                             Fax: (914) 694-6342
                                                             Residence:  New York

LB I Group Inc., Steven Weinstein                            c/o Lehman Brothers, Inc.
                                                             3 World Financial Center
                                                             New York, New York  10285
                                                             Attn:  Steven Weinstein
                                                             Fax: (212) 526-2199
                                                             Residence:  New York

Royal Bank of Canada                                         c/o RBC Dominion Securities
                                                             One Liberty Plaza - 2nd Floor
                                                             165 Broadway
                                                             New York, New York  10006-1404
                                                             Attn:  Vice President, Global Middle Office
                                                             Fax: (212) 858-7439
                                                             Residence: New York

                                                             and to:  Roger Blissett
                                                             Fax:  (212) 858-7468


Vauban Investissment SA                                      c/o  Shoreline Advisory Group
                                                             1711 Pearl Street, 2nd Floor
                                                             Boulder, CO  80302
                                                             Attn:  Caleb Sevian
                                                             Fax:  (303) 938-9842
                                                             Residence:  Netherlands Antilles

Seneca Capital L.P.                                          c/o Seneca Capital Advisors, LLC
                                                             527 Madison Avenue, 11th Floor
                                                             New York, New York 10022
                                                             Attn: Mr. Doug Hirsch
                                                             Fax: (212) 758-6060
                                                             Residence:  Delaware

Seneca Capital International, Ltd.                           c/o Seneca Capital Advisors, LLC
                                                             830 Third Avenue, 14th Floor
                                                             New York, New York 10022
                                                             Attn: Mr. Doug Hirsch
                                                             Fax: (212) 758-6060
                                                             Residence:  Cayman Islands

Good Family LLC                                              1211 Lake Road
                                                             Lake Forest, IL
                                                             Attn:  Daniel Good
                                                             Residence:  Illinois

The Raptor Global Portfolio Limited, Altar Rock Fund L.P.    c/o Tudor Investment Corporation
                                                             40 Rowes Wharf, 2nd Floor
                                                             Boston, MA  02110
                                                             Attn:  William Flaherty
                                                             Fax:  (617) 737-9280
                                                             Residence:  Delaware

MBK Investment Partners                                      c/o M.R. Weiser & Co. LLP
                                                             135 West 50th Street, 12th Floor
                                                             New York, New York  10020-1299
                                                             Attn:  Sidney Margenbesser
                                                             Fax:  (212) 641-6888
                                                             Residence:  New York

Robert Capital Management                                    615 5th Avenue, 7th Floor
                                                             New York, New York
                                                             Attn:  Stephen Robert
                                                             Fax:  (212) 218-8872
                                                             Residence:  New York


Europa International Incorporated                            c/o Knoll Capital Management, L.P.
                                                             200 Park Avenue, Suite 3900
                                                             New York, New York  10166
                                                             Attn:  Fred Knoll
                                                             Fax: (212) 808-7475
                                                             Residence:  British Virgin Islands

Stephen M. Peck                                              1775 Broadway
                                                             New York, New York  10019
                                                             Residence:  New York

Stephen McGrath                                              39 Talbot Court
                                                             Short Shills, N.J.  07079
                                                             Residence:  New Jersey

Peter Darling                                                c/o Deltec Securities (U.K.) Limited
                                                             Brettenham House
                                                             5 Lancaster Place
                                                             London, United Kingdom WC2E 7EN
                                                             Fax:  (011) 44-171-379-7577

Fordham Follies L.L.C.                                       c/o 615 East 14th Street, Apt. 11G
                                                             New York, New York  10009
                                                             Attn:  Veronica Kelly
                                                             Residence:  New York

Provident American Corporation                               2500 DeKalb Pike
                                                             Norristown, Pennsylvania  19401
                                                             Attn: Michael Ashker
                                                             Fax:  (610) 279-4498
                                                             Residence:  Pennsylvania